                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
               (Exact name of registrant as specified in charter)

           Florida                    000-32033                 65-0881662
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

 6021 142nd Ave. North, Clearwater, FL                          33760
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS

On August 23, 2004, we filed form 8K to report and file a press release regarding a loan for $900,000 we received. The press release incorrectly identified the individual as an unrelated person when in fact we determined that the person is related to the Company.

The press release also stated that "this additional funding displays the confidence placed in SkyWay and our SkyWay products." Due to the fact that this loan came from a related party we do not believe that this statement should have been made because of the inherent bias of any related party.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Skyway Communications Holding Corp.

Date:  December 20, 2004                    /s/ Jim Kent
                                            Jim Kent
                                            Chief Executive Officer